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                                                                   Exhibit 10.13

                                    GUARANTEE


THIS DEED OF GUARANTEE dated for reference the 28th day of February, 2003, by MFC BANCORP LTD., a corporation organized under the laws of the Yukon Territory (the "Guarantor"), having an office at Suite 300 - 204 Black Street, Whitehorse, Yukon, Canada Y1A 2M9, and delivered to MFC MERCHANT BANK S.A., a bank organized under the laws of Switzerland, having an office at Kasernenstrasse 1, 9100 Herisau AR, Switzerland (the "Lender"), witnesses that whereas:

A. Mymetics Corporation, a corporation organized under the laws of the State of Delaware, having an office at 50-52 Avenue Chanoine Cartellier, 69230 Saint-Genis-Laval, France (the "Borrower"), entered into a credit facility agreement with the Lender dated for reference the 27th day of July, 2000, as amended by amendment agreements dated for reference August 13, 2001 and February 27, 2002 (the "Original Credit Agreement");

B. The Guarantor, having a direct or indirect interest in the financial transactions between the Lender and the Borrower, wishes the Lender to carry on or continue to carry on business with the Borrower;

C. The Lender, the Borrower and the Guarantor entered into a third amendment agreement dated for reference February 28, 2003 (the "Third Amendment") and subsequently an amended and restated credit facility agreement dated for reference February 28, 2003, in the place and stead of the Original Credit Agreement as amended by the Third Amendment (as the same may be amended, extended, renewed or replaced from time to time, the "Credit Agreement");

D. The Guarantor has agreed, pursuant to the terms and conditions of this guarantee, to guarantee unconditionally a portion of the indebtedness of the Borrower to the Lender, which now exists or which from time to time hereafter exists under the Credit Agreement, limited to the principal amount of such indebtedness in excess of Euro 2,000,000 and all interest thereon (the "Guaranteed Indebtedness"); and

E. The Guarantor is a party to and acknowledges having received a copy of the Credit Agreement,


NOW THEREFORE in consideration of the premises hereinafter set forth and for other good and valuable consideration given by the Lender to the Guarantor, the receipt and sufficiency of which is hereby acknowledged by the Guarantor, the Guarantor agrees with the Lender as follows:


1.       INTERPRETATION

Terms used as defined terms herein and not otherwise defined have the meanings given to them in the Credit Agreement.


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2.       REPRESENTATIONS AND WARRANTIES

The Guarantor makes the following representations and warranties which shall be continuing representations and warranties for so long as any Guaranteed Indebtedness shall remain unpaid:

2.1      RIGHTS

         The Guarantor has full power and authority to make and carry out this guarantee.

2.2      GUARANTEE VALID

         This guarantee is a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms. If the Guarantor is a corporation, the directors of the Guarantor have passed a resolution which is now in effect and which confirms that the directors of the Guarantor are of the opinion that the giving of this guarantee is in the best interests of the Guarantor.

2.3      NO CONFLICT

         The execution and delivery of this guarantee does not, and the performance of this guarantee, and any indenture or undertaking to which the Guarantor is a party or by which it or any of its property is or may be bound or affected, does not, and will not, cause any security interest, lien or other encumbrance to be created or imposed upon any such property.

2.4      LITIGATION

         There is no litigation or other proceeding pending or, to the knowledge of the Guarantor, threatened against, or affecting, it or its properties which, if determined adversely to the Guarantor, would have a materially adverse effect on the financial condition, properties or operations of the Guarantor, and the Guarantor is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority.

2.5      ACCURACY OF RECITALS

         Recital paragraphs A, B, C, D and E hereof are accurate, form part of this guarantee and are contractual in nature.

2.6      FINANCIAL BENEFIT

         The Guarantor hereby acknowledges and warrants that it has derived or expects to derive a financial advantage from each and every loan, advance, other extension of credit or release of funds under the Credit Agreement, and from each and every renewal, extension, release of collateral or forbearance from pursuit or other relinquishment of legal rights, made or granted or to be made or granted by the Lender to the Borrower.

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2.7      SOLVENCY

         The Guarantor is not, and after the granting of this guarantee will not be, insolvent.


3.       GUARANTEE

3.1      GUARANTEE

         The Guarantor unconditionally guarantees and promises to pay or cause to be paid to or to the order of the Lender, on demand, the Guaranteed Indebtedness of the Borrower to the Lender in accordance with the provisions of this guarantee with interest thereon from the date of demand for payment until the date of payment at the rate of interest payable thereon by the Borrower pursuant to the Credit Agreement. The Guarantor covenants, agrees, represents and warrants as follows:

(a) the Guarantor acknowledges that the Lender may demand payment under this guarantee for and on behalf of the Lender and enter into renewals, compromises or extensions; and

(b) the Guarantor acknowledges that all sums due, accruing due or arising due under this guarantee shall be secured by the Credit Facility Documents granted by the Guarantor to and in favour of the Lender and the Guarantor shall not dispute the Lender's entitlement or authority to exercise its powers thereunder.

3.2      CONTINUING GUARANTEE

         This is a continuing guarantee and this guarantee shall not be determined or affected by, and the Lender's rights hereunder shall not be prejudiced by, any of the death, the bankruptcy or reorganization, the loss or diminution of capacity or winding-up or dissolution of the Borrower, the Guarantor or any person or persons who is or are or shall become responsible in any way for payment of the Guaranteed Indebtedness or any part thereof, or by any change in the name, structure, memorandum, letters patent, articles, organization or management of the Borrower or the Guarantor. If the Borrower shall amalgamate or otherwise merge with one or more other corporations, this guarantee shall continue and apply to all Guaranteed Indebtedness owing to the Lender by the corporation continuing from amalgamation or merger.

 3.3     NATURE OF GUARANTEE

         The liability of the Guarantor hereunder is independent of the obligations of the Borrower and a separate action or separate actions may be brought and prosecuted against the Guarantor whether such action is brought or prosecuted against the Borrower or whether the Borrower is joined in any such action or actions. The liability of the Guarantor hereunder is independent of and not in consideration of or contingent upon the liability of any other person (including any other party comprising the Guarantor if more than one party executes this instrument as Guarantor) under this or any similar instrument and the

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         release of, or cancellation by, any signer of this or any similar instrument shall not act to release or otherwise affect the liability of the Guarantor hereunder. The Guarantor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof to the fullest extent permitted by law. Any part payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll any statute of limitations as to the Guarantor.

3.4      GUARANTOR OBLIGATIONS

         For greater certainty it is hereby declared and acknowledged by the Guarantor to be the intention of the Lender, the Borrower and the Guarantor that this guarantee shall be construed so as to impose the like obligation upon the Guarantor as if the Guarantor had covenanted as principal, jointly and severally with the Borrower, to be directly responsible for and to pay the Guaranteed Indebtedness; provided that nothing in this section 3.4 characterizing the liability of the Guarantor as that of a principal debtor is intended nor should be interpreted to confer on the Guarantor any right, benefit or advantage that the Guarantor would not otherwise have in the absence of this section 3.4.

3.5      TERMS OF PAYMENT

         In implementation of the foregoing,

         (a) the Guarantor guarantees that the Guaranteed Indebtedness will be paid to the Lender strictly in accordance with the terms and provisions of any agreement, express or implied, which has been made or may hereafter be made by the Borrower, regardless of any law, regulation or decree, now or hereafter in effect, which might in any manner affect any of the terms or provisions of any such agreement or rights of the Lender as against the Borrower with respect to any of the Guaranteed Indebtedness or cause or permit to be invoked, any alteration in the time, amount or manner of payment by the Borrower of any of the Guaranteed Indebtedness; and

         (b) in each instance when the Borrower shall have agreed, relative to any of the Guaranteed Indebtedness hereby guaranteed, to pay or provide the Lender with any amount of money, if such amount is not actually paid or provided as and when agreed or within such time as the Lender deems reasonable, the Guarantor will, upon request, and as the Lender may elect, pay or provide the amount in the exact currency and place as agreed by the Borrower.

         All such payments shall be made without set-off or counterclaim and free and clear of, and without deduction for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions, withholdings or restrictions or conditions of any nature whatsoever now or hereafter imposed, levied, calculated, withheld or assessed by any country or any political subdivision or taxing authority thereof.

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3.6      LENDER'S RECORDS CONCLUSIVE

         The statement in writing of an officer of the Lender given from time to time of the amount of the Guaranteed Indebtedness existing at the relevant time shall be binding on and conclusive against the Guarantor.

3.7      AUTHORIZATION

         The Guarantor authorizes the Lender without notice or demand and without affecting the liability of the Guarantor hereunder, from time to time, to do any one or more of the following:

         (a) renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Guaranteed Indebtedness or any part thereof, including increasing or decreasing the rate of interest payable thereon by the Borrower;

         (b) take and hold security for the payment of this guarantee or the Guaranteed Indebtedness or any part thereof, and exchange, enforce, waive or release any such security and apply any such security and direct the order or manner of sale thereof, all as the Lender in its discretion may determine;

         (c) release or substitute any one or more endorsers, guarantors and/or other obligors of this guarantee or the Guaranteed Indebtedness or any part thereof;

         (d) grant any other indulgence to the Borrower, the Guarantor or any other person in respect of the Guaranteed Indebtedness or any other part thereof, or any instrument representing or relating thereto and to compromise and settle with all or any of such persons as the Lender shall see fit; and

         (e) otherwise amend, supplement, modify, vary or otherwise change any of the terms or conditions of the Credit Agreement or any of the Credit Facility Documents in any manner whatsoever,

         provided that any such action that would require the amendment of an agreement or document to which the Guarantor is a party will require the execution and delivery by the Guarantor of an instrument in writing providing for such amendment. None of the foregoing actions set out in subsections 3.7(a) through (e) hereof shall in any way lessen, limit or otherwise affect the obligations or liability of the Guarantor under this guarantee, regardless of whether any such action has the effect of increasing, expanding or otherwise affecting the nature, effect, term or scope of the Guaranteed Indebtedness hereunder.

3.8      SECURITY

         This guarantee and the agreements of the Guarantor herein contained shall take effect and shall be and are hereby declared to be binding upon the Guarantor notwithstanding any defect in or omission from any securities instrument under which the Lender has taken or may hereafter take any security for the Guaranteed Indebtedness or any part thereof, or

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         any non-registration or non-filing or defective registration or filing thereof and notwithstanding any failure or diminution of the security intended to be created thereby. The Guarantor hereby further agrees:

         (a) that neither any amendment to, release of, nor any loss of or in respect of, any security received by the Lender from the Borrower or anyone else, whether occasioned through the fault of the Lender or otherwise shall discharge (pro tanto or otherwise), limit or diminish the liability of the Guarantor under this guarantee; and

         (b) that the Lender may take securities from and give the same up to, may abstain from taking securities from or from perfecting securities of, may accept compositions from, and may otherwise deal with, the Borrower and all other persons (including the Guarantor) as the Lender may see fit.

3.9      WAIVERS

         The Guarantor waives the right to require the Lender to proceed against the Borrower or any other person, to proceed against or to endeavour to enforce or exhaust any security held from the Borrower or anyone else, or to pursue any other remedy in the Lender's power whatsoever and the Guarantor waives any right the Guarantor may have to require the property of the Borrower to be applied to the discharge of the Guaranteed Indebtedness before being entitled to payment of the Guaranteed Indebtedness from the Guarantor. The Lender may, at its election, exercise any right or remedy it may have against the Borrower or any security held by the Lender, including, without limitation, the right to foreclosure upon any such security or to exercise any power of sale without affecting or impairing in any way the liability of the Guarantor hereunder, and the Guarantor waives any defence arising out of absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of the Guarantor against the Borrower, or any such security, whether resulting from such election or exercise of rights or remedies by the Lender, or otherwise. The Guarantor waives any defence arising by reason of the cessation from any cause whatsoever of the liability, either in whole or in part, of the Borrower to the Lender for the Guaranteed Indebtedness or any part thereof. Without limiting any of the foregoing or section 3.10, the Guarantor also waives all right to question in any way the Lender's present or future method of dealing with the Borrower or any person or persons now or hereafter liable to the Lender for the Guaranteed Indebtedness or any part thereof, or with any security now or hereafter held by the Lender or with any property covered by such security, including any rights under so-called "seize or sue" legislation.

3.10     ADDITIONAL WAIVERS AND DEFERRAL OF SUBROGATION

         Until all of the Guaranteed Indebtedness has been paid in full, including such part thereof as shall exceed the limit, if any, of liability of the Guarantor hereunder:

         (a) the Guarantor shall have no right of subrogation to, and waives any right to enforce, any remedy which the Lender now has or may hereafter have against the Borrower in respect of the Guaranteed Indebtedness; and

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         (b) the Guarantor waives any benefit of, and any right to participate in, any security, whether over real or personal property or otherwise, now or hereafter held by the Lender for the Guaranteed Indebtedness, or any part thereof.

         The Guarantor waives all presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonour and notices of acceptance of this guarantee and of the existence, creation or incurring of new or additional Guaranteed Indebtedness of the Borrower to the Lender. The Guarantor also waives the benefit of any rights to receive a copy of any financing statement or financing change statement registered by the Lender. The Guarantor also waives the benefit of any rights of division. The Guarantor assumes the responsibility for being informed and keeping itself informed of the financial condition of the Borrower, the level of the Guaranteed Indebtedness which diligent inquiry would reveal and of all other circumstances bearing upon the risk of non-payment of the Guaranteed Indebtedness and agrees that the Lender shall have no duty to advise the Guarantor of information now or hereafter known to it regarding such financial condition or any such circumstances.

3.11     POWERS OF BORROWER

         Where the Borrower is a corporation, partnership or other organization, it is not necessary for the Lender to inquire into the powers of the Borrower or the officers, directors, partners, trustees or agents acting or purporting to act on behalf of the Borrower and any Guaranteed Indebtedness made or created in reliance upon the professional exercise of such powers shall form part of the Guaranteed Indebtedness even though such indebtedness is or was irregularly, fraudulently, defectively or informally made or created by or in excess of the powers of the Borrower or of any of its officers, directors, partners, trustees or agents and notwithstanding that the Lender has specific notice of any limitation on any of the powers of the Borrower or any of its officers, directors, partners, trustees or agents.

3.12     BANKRUPTCY AND DISSOLUTION

         Upon the bankruptcy of the Borrower, or where the Borrower is a corporation, upon the dissolution, winding up or other distribution of assets of the Borrower or of any surety or guarantor for any of the Guaranteed Indebtedness or any part thereof, the Lender's rights shall not be affected or impaired by any omission by the Lender to prove its claim or to prove its full claim and the Lender may prove or not prove such claim as it sees fit and may refrain from valuing any security held by the Lender without in any way releasing, reducing, or otherwise affecting the liability to the Lender of the Guarantor and until all of the Guaranteed Indebtedness has been fully paid, the Lender shall have the right to include in its claim the amount of all sums paid by the Guarantor under this guarantee and to prove and rank for and receive dividends in respect of such claim, any and all right of the Guarantor to prove and rank for such sums paid by the Guarantor and to receive the full amount of all dividends in respect thereof being hereby assigned and transferred to the Lender. All dividends, compositions, and money received by the Lender from the Borrower, the Guarantor or any other person or estate that is capable of being applied by the Lender in reduction of the Guaranteed Indebtedness shall be regarded for all purposes


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         as payments in gross, and the Lender shall be entitled to prove in respect of the whole of the Guaranteed Indebtedness against the Borrower or the estate of the Borrower, as the case may be, upon the bankruptcy, dissolution, winding up or other distribution of assets of the Borrower.

3.13     INDEMNITY

         The Guarantor hereby covenants and agrees, as a separate obligation to the guarantee provided herein, to indemnify and save harmless the Lender from and against that portion of all losses, damages, costs and expenses in excess of Euro 2,000,000 which the Lender may sustain, incur or become liable for by reason of:

         (a) the failure, for any reason whatsoever, of the Borrower to pay any amounts expressed to be payable pursuant to the provisions of the Credit Agreement in excess of Euro 2,000,000, regardless of whether the Borrower's obligation to pay such amounts is valid or enforceable against the Borrower;

         (b) the failure, for any reason whatsoever, of the Borrower to perform any other obligation under the Credit Agreement, the Credit Facility Documents or any other security for the Credit Facility; or

         (c) any act, action or proceeding of or by the Borrower for or in connection with the recovery of such amounts or the performance of such obligations.


4.       MISCELLANEOUS

4.1      SURVIVAL OF WARRANTIES

         All agreements, representations and warranties made herein shall survive the execution and delivery of this guarantee.

4.2      FAILURE OR INDULGENCE NOT WAIVER

         No failure or delay on the part of the Lender in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Lender of any such power, right or privilege preclude any other or further exercise of any such power, right or privilege. All powers, rights and privileges of the Lender are cumulative to, and not exclusive of, any powers, rights or privileges otherwise available.

4.3      MODIFICATION OF GUARANTEE

         No alteration, modification or waiver of this guarantee or any of its terms, provisions or conditions shall be binding on the Lender unless made in writing over the signature of a duly authorized officer of the Lender.

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4.4      GOVERNING LAW

         This Agreement shall be construed, performed and enforced in accordance with, and governed by, the internal laws of Switzerland, without giving effect to the principles of conflict of law thereof.

4.5      ENTIRE AGREEMENT

         Upon the execution and delivery by the Guarantor to the Lender of this guarantee, the guarantee shall be deemed to be finally and unconditionally executed and delivered by the Guarantor and shall not be subject to or affected by any promise or condition affecting or limiting the liability of the Guarantor except as expressly set forth herein. No statement, representation, agreement or promise on the part of the Lender or any officer, employee or agent thereof unless expressly stated herein forms any part of this guarantee or has induced the making hereof or shall be deemed to affect the Guarantor's liability hereunder. There are no agreements, promises, representations, warranties, or other statements, express or implied, made by or on behalf of the Guarantor which are collateral hereto.

4.6      SEVERABILITY

         In case any provision in this guarantee shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this guarantee and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

4.7      ENUREMENT AND ASSIGNABILITY

         This guarantee shall be binding upon the Guarantor and its successors and assigns and shall enure to the benefit of the Lender and its successors and assigns. The Lender may assign this guarantee or any of its rights and powers hereunder without notice and free of all equities, with respect to all or any of the Guaranteed Indebtedness and in such event the assignee and further assignees shall have the same rights and remedies as if originally named herein in place of the Lender, free of all intervening equities.

4.8      MULTIPLE GUARANTORS

         If more than one party executes this instrument as Guarantor, then the provisions hereof shall be read with all grammatical changes thereby rendered necessary and each reference to the Guarantor shall include each and every one of them severally, all representations, warranties, covenants and agreements of the Guarantor herein shall be deemed to be joint and several representations, warranties, covenants and agreements of each such party, and any notice shall be deemed to have been given to each party comprising the Guarantor when such notice is first given to any such parties.

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4.9      HEADINGS

         Headings of the articles and sections of this guarantee are inserted for convenience only and shall not be deemed to constitute a part hereof or considered in its interpretation.

4.10     TIME OF THE ESSENCE

         Time shall be of the essence hereof.

4.11     EXPENSES AND FEES

         The Guarantor hereby agrees to be responsible for and to pay all costs and expenses, including, without limitation, all fees and disbursements of accountants, lawyers and other advisors and consultants which are incurred by the Lender in connection with the creation, execution and delivery, administration and enforcement of this guarantee and the collection of the Guaranteed Indebtedness or any part thereof, whether such collection be from the Borrower or from the Guarantor or anyone else.

4.12     ASSIGNMENT AND POSTPONEMENT

         All debts and liabilities of every nature and kind, whether now or hereafter in existence, of the Borrower to the Guarantor and all security therefor (the "Subject Indebtedness") are hereby assigned and transferred to the Lender as continuing collateral security for the obligations of the Guarantor hereunder. The Guarantor shall not assign the Subject Indebtedness or any part thereof to any person other than the Lender. The Subject Indebtedness shall be held in trust by the Guarantor for the Lender and shall be collected, enforced or approved subject to and for the purpose of this guarantee and any payments received by the Guarantor in respect thereof shall be segregated from other funds and property held by the Guarantor and forthwith paid over to the Lender on account of the Subject Indebtedness. The Lender shall be entitled to receive payment of the Guaranteed Indebtedness in full before the Guarantor shall be entitled to receive any payment on account of the Subject Indebtedness. The Subject Indebtedness shall not be released or withdrawn by the Guarantor unless the Lender's written consent to such release or withdrawal is first obtained and the Guarantor shall not permit the prescription of the Subject Indebtedness by any statute of limitations or ask for or obtain any security or negotiable paper for or other evidence of the Subject Indebtedness except for the purpose of delivering the same to the Lender.

4.13     GUARANTOR NOT TO TAKE SECURITY

         Without the prior written consent of the Lender, the Guarantor will not take or hold security from the Borrower for any purpose. The Guarantor agrees that any security from time to time held by the Guarantor, whether or not with the consent of the Lender, and all proceeds of such security, shall be held in trust for the Lender and dealt with as directed by the Lender.


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4.14     INTERPRETATION

         Wherever the singular or masculine or neuter is used herein, the same shall be construed as meaning the plural or the feminine or body corporate or vice-versa, where the context or the parties hereto so require.

4.15     GUARANTEE NOT IN SUBSTITUTION

         This guarantee is in addition to and not in substitution for any other guarantee or other security held or which may hereafter be held by the Lender.

4.16     FURTHER ASSURANCES

         The Guarantor agrees to promptly do all such further acts, and promptly execute and deliver all such further documents, as the Lender may consider necessary or advisable for the purpose of giving effect to or carrying out the provisions and intent of this guarantee.

4.17     COPY OF GUARANTEE

         The Guarantor acknowledges receipt of a copy of this guarantee.

4.18     COUNTERPARTS

         This guarantee may be executed in several parts in the same form and such parts as so executed shall together constitute one original document, and such parts, if more than one, shall be read together and construed as if all the signing parties had executed one copy of the said guarantee.


IN WITNESS WHEREOF the Guarantor has caused this guarantee to be duly executed under seal, in the case of a corporation by its duly authorized officer or officers, as of the date first written above.


MFC BANCORP LTD.


By: /s/ [illegible]
    ----------------------------------------

Name:                                                       c/s
      --------------------------------------

Title:
       -------------------------------------


           This is page 11 of a Deed of Guarantee by MFC Bancorp Ltd.
            in favour of MFC Merchant Bank S.A. dated for reference
                         the 28th day of February, 2003.